Exhibit 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Annual Report on Form 10-KSB of Rub A Dub Soap, Inc. for the year ended May 31, 2006, I, Pam J. Halter, hereby certifies in my capacity as an officer of Rub A Dub Soap, Inc. that to my knowledge:

     1. The Annual Report on Form 10-KSB of Rub A Dub Soap, Inc. for the year ended May 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Annual Report on Form 10-KSB of Rub A Dub Soap, Inc. for the year ended May 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Rub A Dub Soap, Inc.

Date:    July 3, 2007              /s/ Pam J. Halter
                                     -------------------------------------------
                                     Pam J. Halter, Vice President and Principal
                                     Financial and Accounting Officer